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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report: July 29, 2004

                 Date of Earliest Event Reported: July 29, 2004

                            MILLENNIUM CHEMICALS INC.
             (Exact name of registrant as specified in its charter)

            Delaware                          1-12091                           22-3436215
(State or other jurisdiction of                                      (I.R.S. Employer Identification
 incorporation or organization)       (Commission File Number)                    Number)

                           20 Wight Avenue, Suite 100
                           Hunt Valley, Maryland 21030
                    (Address of principal executive offices)

Registrant's telephone number, including area code: (410) 229-4400


Item 9.  Regulation FD Disclosure.

         On July 29, 2004, Millennium Chemicals Inc. announced that it will restate its financial statements to correct accounting for deferred taxes relating to its investment in Equistar Chemicals, LP, Millennium's joint venture with Lyondell Chemical Company. Millennium's July 29, 2004 press release regarding the restatement of financial statements is being furnished with this Current Report on Form 8-K as Exhibit 99.1. The foregoing press release shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.

         Exhibit      Description
         -------      -----------
           99.1       Press Release issued July 29, 2004

Item 12. Results of Operations and Financial Condition.

         This press release is being furnished pursuant to Item 9 and Item 12.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

Dated:  July 29, 2004                   MILLENNIUM CHEMICALS INC.
                                        By: /s/ C. William Carmean
                                        ----------------------------------------
                                        C. William Carmean
                                        Senior Vice President, General Counsel &
                                        Secretary




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                                  EXHIBIT INDEX

Exhibit       Description
-------       -----------
 99.1         Press release issued July 29, 2004